                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        CENTRA FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        CENTRA FINANCIAL HOLDINGS, INC.
                             990 ELMER PRINCE DRIVE
                                  P.O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
                                 (304) 598-2000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 2002

     The Annual Meeting of Shareholders of Centra Financial Holdings, Inc. ("Centra") will be held on Tuesday, June 18, 2002, at the Foxcroft office of Centra Bank, Martinsburg, West Virginia, at 8:30 a.m., local time, for the following purposes:

     1. To elect two directors to serve three-year terms;

     2. To ratify the board of directors' selection of Ernst & Young LLP as Centra's independent auditors for 2002;

     3. To approve the amendment of the 1999 Stock Option Plan to increase the number of shares allocated to stock options from 480,000 to 800,000; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders who are holders of record on May 24, 2002, may vote at the meeting.
                                          By Order of the Board of Directors,

                                         /s/ Douglas J. Leech
                                          Douglas J. Leech
                                          President and Chief Executive Officer

Morgantown, West Virginia
May 28, 2002

     PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY. YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              NO.
                                                              ----
  VOTING PROCEDURES AND REVOKING YOUR PROXY...................    1
    VOTING FOR DIRECTORS......................................    1
    VOTING FOR RATIFICATION OF AUDITORS.......................    1
    REVOKING YOUR PROXY.......................................    2
* ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)................    2
    MANAGEMENT NOMINEES TO CENTRA'S BOARD.....................    2
    OTHER NOMINEES............................................    2
  MANAGEMENT AND DIRECTORS....................................    3
    BOARD INFORMATION.........................................    4
      Number of Meetings......................................    4
      Board Committees........................................    4
      Report of the Audit Committee...........................    4
      Board Compensation......................................    5
      Certain Transactions with Directors and Officers and
       Their Associates.......................................    5
      Board Compensation Committee Report on Executive
       Compensation...........................................    6
    EXECUTIVE COMPENSATION AND OTHER INFORMATION..............    7
      Summary of Compensation.................................    7
      Summary of Stock Options................................    7
      Employment Agreement and Change of Control..............    7
      Ownership of Securities by Directors and Executive
       Officers...............................................    8
* RATIFICATION OF AUDITORS (ITEM 2 ON PROXY CARD).............    8
  FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
   COMMISSION.................................................    9
* AMENDMENT OF THE INCENTIVE STOCK OPTION PLAN(ITEM 3 ON
  PROXY CARD).................................................    9
  OTHER INFORMATION...........................................    9
  SHAREHOLDER PROPOSALS FOR 2002..............................    9

---------------

* Matters to be voted upon.

                        CENTRA FINANCIAL HOLDINGS, INC.
                             990 ELMER PRINCE DRIVE
                                  P.O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
                                 (304) 598-2000

                                PROXY STATEMENT

     Centra's board of directors is soliciting proxies to vote Centra shares at the 2002 Annual Meeting of Shareholders. Shareholders will meet at 8:30 a.m., on Tuesday, June 18, 2002, for the purposes stated in the accompanying Notice of Annual Meeting. On or about May 28, 2002, Centra began mailing this proxy statement to shareholders of record as of May 24, 2002. Shareholders as of May 24, 2002, may vote at the meeting.

     Please read this proxy statement carefully. You will find more information about Centra in our enclosed 2001 Annual Report to Shareholders and in the public documents we file with the Securities and Exchange Commission.

     Centra will pay for the board of directors' solicitation of proxies, and employees of Centra and its subsidiary may follow up on this written solicitation by telephone or other methods of communication.

     As of May 24, 2002, Centra had 50,000,000 authorized shares of common stock with 1,600,500 shares issued and outstanding.

                   VOTING PROCEDURES AND REVOKING YOUR PROXY

     If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares "FOR" the election of the two nominees as directors, and "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors, and "FOR" the amendment to the Incentive Stock Option Plan. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Those who fail to return a proxy or attend the meeting will not count towards determining a quorum.

VOTING FOR DIRECTORS

     Directors are elected by a plurality of the shares voted. You may vote each share you own for each nominee. Alternatively, you may choose to vote cumulatively, a process explained below. Cumulative voting is applicable only to the election of directors.

     To vote cumulatively, you multiply the number of shares you own times the number of nominees, resulting in a cumulative total. You may vote your cumulative total for one nominee or divide it among both nominees in any proportion you choose. The following is an example of how cumulative voting works. If you own five shares and there are two nominees for director, you have a cumulative total of 10 votes. You may choose to vote all 10 votes for one nominee and not vote for the other nominee. Or, you may allocate five votes for one nominee and five votes for another nominee. Or, you may choose any other allocation of your cumulative total over all or part of the two nominees. If you vote your shares cumulatively by proxy, you must indicate how you wish to divide your cumulative total. Otherwise, the proxies will vote the cumulative total evenly or in a manner to elect as many of Centra's nominees as possible.

VOTING FOR RATIFICATION OF AUDITORS

     A favorable vote by a majority of shareholders of Centra common stock represented at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as independent auditors for 2002.

REVOKING YOUR PROXY

     You may revoke your proxy before it is voted at the Annual Meeting by:

     - notifying Centra in person;

     - giving written notice to Centra;

     - submitting to Centra a subsequently dated proxy; or

     - attending the meeting and withdrawing the proxy before it is voted.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Centra's bylaws provide that the board of directors can set the number of directors but also provide that the board of directors must have no less than six nor more than 30 directors. The board of directors has set the number of directors to serve in 2002 at six, which means that two directors will be elected at the 2002 Annual Meeting.

     Centra's articles of incorporation divide the board of directors into three classes, each of which serves for three years. The classes are to be approximately equal. Because of this arrangement, Centra has nominated two nominees for three-year terms. Following the election, the three classes would be two directors in the class of 2003, two directors in the class of 2004, and two directors in the class of 2005.

MANAGEMENT NOMINEES TO CENTRA'S BOARD

                                DIRECTOR    TERM
NAME                      AGE    SINCE     EXPIRES                      OCCUPATION
----                      ---   --------   -------                      ----------
Arthur Gabriel..........  64      1999      2005     Secretary/Treasurer, Gabriel Brothers, Inc.
                                                     (Retail Sales)
Milan Puskar............  67      1999      2005     Chairman, President and Chief Executive Officer,
                                                     Mylan Pharmaceuticals, Inc.

OTHER NOMINEES

     Centra's bylaws require that any nominations for election to the board of directors, other than those made by Centra, must be made by a shareholder. The nomination must be in writing and delivered or mailed to the president not less than 14 days nor more than 50 days prior to the meeting. However, if Centra gives less than 21 days' notice of the meeting, the nominations must be mailed or delivered to the president not later than the seventh day after the Notice of Annual Meeting was mailed.

     A shareholder nomination must include the:

     - name and address of the proposed nominee(s);

     - principal occupation of proposed nominee(s);

     - total shares to be voted for each proposed nominee;

     - name and address of the shareholder making the nomination; and

     - number of shares owned by the shareholder making the nomination.

     If a shareholder does not follow these nomination requirements, the chairman of the meeting does not have to accept the nomination. This means that unless these requirements are met, the shareholder's nominee(s) will not be included among the nominees for election and any votes for those nominees will not be counted.

                            MANAGEMENT AND DIRECTORS

     In addition to the nominees, the following are the executive officers and directors of Centra.

                                                      DIRECTOR    CLASS        PRINCIPAL OCCUPATION
NAME                      AGE        POSITION          SINCE     EXPIRES         (PAST FIVE YEARS)
----                      ---        --------         --------   -------       --------------------
Douglas J. Leech........  47    Director, President     1999      2003     President, Centra Financial
                                and CEO                                    Holdings, Inc (1999 to
                                                                           present). President,
                                                                           Southeast Region of
                                                                           Huntington National Bank
                                                                           (1998- 1999); President and
                                                                           Chief Executive Officer,
                                                                           Huntington National Bank
                                                                           (1997-1998); President and
                                                                           Chief Operating Officer,
                                                                           Huntington National Bank
                                                                           (1996-1997); President, North
                                                                           Central West Virginia
                                                                           Huntington National Bank
                                                                           (1995-1996); Executive Vice
                                                                           President and Chief Operating
                                                                           Officer, One Valley Bank of
                                                                           Morgantown, Inc. (1990-1995)

Kevin D. Lemley.........  47    Vice President, CFO       --        --     Senior Vice President and CFO
                                and Treasurer                              Centra Bank, Inc. (1999 to
                                                                           present). Senior Vice
                                                                           President, Huntington
                                                                           National Bank, West Virginia
                                                                           (Commercial Portfolio
                                                                           Manager/Manager of Statewide
                                                                           Commercial Lending) (1997-
                                                                           1999); Huntington National
                                                                           Bank, West Virginia, Chief
                                                                           Financial Officer (1987-1997)

Timothy P. Saab.........  45    Vice President and        --        --     Senior Vice President, Centra
                                Secretary                                  Bank, Inc. (1999 to present).
                                                                           Vice President and Group
                                                                           Executive, Private Financial
                                                                           Group, Huntington National
                                                                           Bank (1996-1999); Senior Vice
                                                                           President, Huntington
                                                                           National Bank, West Virginia
                                                                           (1993-1996); Corporate
                                                                           Secretary, Huntington
                                                                           Bancshares West Virginia
                                                                           (1989-1996); Corporate
                                                                           Secretary, Huntington
                                                                           National Bank, West Virginia
                                                                           (1994-1997)

James W. Dailey II......  54    Director                2001      2003     President and Chief Executive
                                                                           Officer, W. Harley Miller
                                                                           Contractors, Inc.

Parry G. Petroplus......  50    Director                1999      2004     President, Petroplus &
                                                                           Associates (Real Estate)

Bernard G. Westfall.....  60    Director                1999      2004     President and Chief Executive
                                                                           Officer, West Virginia United
                                                                           Health Systems

BOARD INFORMATION

  NUMBER OF MEETINGS

     The board of directors met 15 times in 2001. All of Centra's directors attended 75% or more of all board and committee meetings during 2001.

  BOARD COMMITTEES

     Audit Committee. The audit committee is composed of independent directors for which information regarding the functions performed by the committee, its membership and the number of meetings held during the fiscal year is set forth in the "Report of the Audit Committee," included in this proxy statement. The audit committee is governed by a written charter approved by the board of directors.

     Compensation Committee. The compensation committee of the bank serves those functions for the bank and Centra. The compensation committee has four bank board members, consisting of Mark R. Nesselroad, Thomas P. Rogers, Bernard
G. Westfall and James W. Dailey II, and met 3 times in 2001. This committee administers Centra's 1999 Incentive Stock Option Plan and approves compensation levels for the executive management group of Centra and its subsidiaries. At the 2002 Annual Meeting of Shareholders, management will be submitting a proposal to shareholders to increase the number of shares authorized for grant under the plan from 480,000 to 800,000. Information regarding the functions performed by the committee in setting executive compensation is set forth in the "Board Compensation Committee Report on Executive Compensation."

     Investment Committee. The investment committee has three members, consisting of Arthur Gabriel, William Maloney and Mark R. Nesselroad, and met 15 times in 2001. This committee monitors and supervises the investments made by Centra Bank.

     Loan Committee. The loan committee has 7 members, consisting of Douglas J. Leech, Dr. Paul F. Malone, Robert A. McMillan, Parry G. Petroplus, Thomas P. Rogers, Paul T. Swanson and Bernard G. Westfall, and met 6 times in 2001. This committee evaluates and approves/disapproves loans in excess of the lending authority designated for management.

     The board of directors does not have a nominating committee.

  REPORT OF THE AUDIT COMMITTEE

     The audit committee oversees Centra's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Centra's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and Centra, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The committee discussed with Centra's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their audits, their evaluations of Centra's internal controls, and the overall quality of Centra's financial reporting. The committee held three meetings in 2001.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The committee and the board have also approved the selection of Centra's independent auditors.

                                          William Maloney, Chairman
                                          Robert E. Lynch, Jr.
                                          Rita D. Tanner

March 1, 2002

     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless Centra specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

  BOARD COMPENSATION

     Directors are not currently compensated in cash for regular or special board meetings or committee meetings attended, but the bank and the company intend to compensate directors in the future. Each of the 11 non-employee directors of the bank elected in 1999, which includes five of the six holding company directors, received 10-year options to purchase 2,000 shares of Centra common stock for $10 per share in 2000. The two bank directors elected in 2001, including one holding company director, received 10-year options to purchase 2,000 shares of Centra common stock for $12.50 per share.

  CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS AND THEIR ASSOCIATES

     Centra and the bank has, and expects to continue to have, banking and other transactions in the ordinary course of business with its directors and officers and their affiliates, including members of their families or corporations, partnerships or other organizations in which officers or directors have a controlling interest, on substantially the same terms (including documentation, price, interest rates and collateral, repayment and amortization schedules and default provisions) as those prevailing at the time for comparable transactions with unrelated parties. All of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. Centra's management believes that these transactions did not involve more than the normal business risk of collection or include any unfavorable features.

     Directors Parry G. Petroplus and Milan Puskar are members, and each own approximately one-third, of Platinum Plaza Limited Liability Company, lessor of the premises that the bank occupies. In our opinion, the lease is on terms and conditions which are at least as favorable to the bank as would be offered by a nonaffiliated third party. We base this opinion on two independent appraisals obtained by the bank.

     During 2000, the bank purchased real estate in Morgantown, West Virginia for its Waterfront office from Glenmark Associates, Inc., of which bank director Mark Nesselroad is a principal. In our opinion, the terms and conditions are, at least, as favorable to the bank as would be obtained from a non-affiliated third party. We base this information on two independent appraisals obtained by the bank.

     Total loans outstanding from the bank at December 31, 2001, to Centra's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $12.8 million or 90.1% of total equity capital. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

     The bank is subject to a limit on the aggregate amount it can lend to its directors and officers as a group equal to its unimpaired capital and surplus (or, under a regulatory exemption available under certain circumstances to banks with less than $100 million in deposits, twice that amount). The bank exceeded $100 million in deposits during 2001. The bank will extend no additional credit to directors and officers until outstanding loans are less than unimpaired capital and surplus. Loans to individual directors and officers must also comply with the bank's lending policies and statutory lending limits, and directors with a personal interest in any loan application will be excluded from the consideration of that loan application.

  BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors establishes compensation policies, plans and programs to accomplish three objectives:

     - to attract and retain highly capable and well-qualified executives;

     - to focus executives' efforts on increasing long-term shareholder value;
       and

     - to reward executives at levels which are competitive with the marketplace for similar positions and consistent with the performance of each executive and of Centra.

     The committee meets at least annually, and otherwise when necessary, with the chief executive officer to review and approve the compensation programs for executives. In determining the salary budget for 2001, and in fixing levels of executive compensation, the committee considered:

     - Centra's performance relative to its long-range goals and its peers; and

     - the relative individual performances of each executive.

     The compensation committee has determined that Centra's compensation is competitive with peer banks.

     The committee believes that shareholder value can be further increased by aligning the financial interests of Centra's key executives with those of its shareholders. Awards of stock options pursuant to Centra's Incentive Stock Option Plan ("ISOP") are intended to meet this objective and constitute the long-term incentive portion of executive compensation. Participation in the ISOP is specifically approved by the committee and consists of employees of Centra and its affiliate bank.

     Under the ISOP, the option price paid by the executive to exercise the option is the fair market value of Centra common stock on the day the option is granted. The executive may exercise the option any time within a 10-year period. The options gain value over that time only if the market price of Centra stock increases. The committee believes the ISOP focuses the attention and efforts of executive management and employees upon increasing long-term shareholder value. The committee awards options to key executives and employees in amounts it believes are adequate to achieve the desired objective. The total number of shares available for award in each plan year is specified in the ISOP.

     The compensation committee determines total compensation for the chief executive officer in basically the same way as for other executives, recognizing that the chief executive officer has overall responsibility for the performance of Centra. Therefore, Centra's performance has a direct impact upon the chief executive officer's compensation. The base compensation of the chief executive officer in 2001 was based primarily on efforts to expand the Monongalia County market share and to enter the Berkeley County market relative to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization.

     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless Centra specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

     The report is submitted by the compensation committee, which consists of the following individuals:
                                          Mark R. Nesselroad, Chairman
                                          Thomas P. Rogers
                                          Bernard G. Westfall
                                          James W. Dailey, II

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  SUMMARY OF COMPENSATION

     The following table summarizes the compensation Centra paid its chief executive officer as of the end of 2001.

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                  ------------------------------   -----------------------------------------------------
                                                                           AWARDS            PAYOUTS
                                                          OTHER    -----------------------   -------       ALL OTHER
                                             INCENTIVE   ANNUAL    RESTRICTED   SECURITIES               COMPENSATION
        NAME AND                              COMPEN-    COMPEN-     STOCK      UNDERLYING    LTIP     (INCLUDING 401(K)
        PRINCIPAL                  SALARY     SATION     SATION     AWARD(S)     OPTIONS     PAYOUTS       MATCHING
        POSITION           YEAR     ($)         ($)      ($)(1)       ($)          (#)         ($)     CONTRIBUTIONS)(2)
        ---------          ----   --------   ---------   -------   ----------   ----------   -------   -----------------
Douglas J. Leech,........  2001    200,000      -0-      $12,292      -0-        190,000       -0-          $7,692
President and Chief
Executive Officer
  Douglas J. Leech,......  2000   $175,000      -0-      $13,208      -0-        150,000       -0-          $7,922
President and Chief
Executive Officer

---------------

(1) Represents life insurance premium payments for insurance provided to Mr. Leech.

(2) Represents Centra's matching portion of Mr. Leech's 401(k) contributions.

  SUMMARY OF STOCK OPTIONS

     The following table lists Centra's grants during 2001 of stock options to the listed officers and all recipients of options under Centra's 1999 Incentive Stock Option Plan. The actual value, if any, an officer, director or other employee may realize depends on the amount by which the stock price is greater than the exercise price. The exercise price is the price the employee must pay to buy the shares, which is set at the fair market value of Centra's common stock on the date Centra granted the options. All granted options vest in periods ranging from immediately to four years and expire ten years from the date of grant. Centra did not award any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                          INDIVIDUAL GRANTS
                                         ----------------------------------------------------
                                           NUMBER
                                             OF
                                         SECURITIES    % OF TOTAL
                                         UNDERLYING     OPTIONS        AVERAGE
                                          OPTIONS      GRANTED TO    EXERCISE OR                GRANT DATE
                                          GRANTED     EMPLOYEES IN   BASE PRICE    EXPIRATION    PRESENT
NAME                                        (#)       FISCAL YEAR     ($/SH)(1)       DATE       VALUE(2)
----                                     ----------   ------------   -----------   ----------   ----------
Douglas J. Leech.......................    40,000         19.87        $12.50         2011       $ 13,600
31 Optionees (including the one listed
  above)...............................   201,300        100.00        $12.09         2011       $370,392

---------------

(1) Plan participants may have Centra withhold their shares due upon exercise of an option to satisfy their required tax withholding obligations.

(2) The fair value for the options was estimated at the date of grant using a Black-Scholes option-pricing model with a risk-free interest rate of 5% and a weighted life of the options over three years.

  EMPLOYMENT AGREEMENT AND CHANGE OF CONTROL

     Centra and the bank have an employment agreement with Douglas J. Leech, chairman, president and chief executive officer of both Centra and the bank. Mr. Leech's agreement provides that he will serve as president and chief executive officer of Centra and the bank. The term of the agreement is five years unless extended. On each monthly anniversary date of the agreement, the agreement is automatically extended for one additional month, provided that on any monthly anniversary date either the bank or Mr. Leech may serve notice to the other to fix the term to a definite five-year period. The agreement provides for a base salary of $200,000, which amount may be increased if approved by the bank's board of directors. The agreement provides for severance payments in the event Mr. Leech is actually or constructively terminated without just cause. The agreement also has a change of control provision whereby Mr. Leech may voluntarily terminate employment up until 24 months after a change in control and will be entitled to receive any compensation due and not yet paid through the date of termination plus all compensation and benefits set forth in the agreement for a period of five years following such voluntary termination. As of April 10, 2002, upon termination, for a change of control or termination without cause, Mr. Leech would receive
1.5 times his current salary of $200,000 for 5 years.

     The change of control provision is designed to secure Mr. Leech's continued service and dedication in the face of the perception that a change in control could occur, or an actual or threatened change of control occurs.

  OWNERSHIP OF SECURITIES BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Centra's common stock that directors and executive officers own as of January 31, 2002.

                                                                   AMOUNT OF         PERCENT OF
NAME                                                          BENEFICIAL OWNERSHIP   OWNERSHIP
----                                                          --------------------   ----------
James W. Dailey II..........................................          8,000             0.50
Douglas J. Leech............................................         50,750             3.17
Kevin D. Lemley.............................................         20,000             1.25
Timothy P. Saab.............................................          5,000             0.31
Arthur Gabriel..............................................          1,000             0.06
Parry G. Petroplus..........................................         10,000             0.63
Milan Puskar................................................         50,000             3.12
Bernard G. Westfall.........................................         20,000             1.25
                                                                    -------            -----
All directors and executive officers as a group (seven
  persons)..................................................        156,750            13.06
                                                                    =======            =====

                            RATIFICATION OF AUDITORS
                             (ITEM 2 ON PROXY CARD)

     The board of directors has selected the firm of Ernst & Young LLP to serve as independent auditors for Centra for 2002. Although the selection of auditors does not require shareholder ratification, the board of directors has submitted the appointment of Ernst & Young LLP to the shareholders for ratification. If the shareholders do not ratify the appointment of Ernst & Young LLP, the board of directors will consider the appointment of other independent auditors. Fees for the last annual audit including timely reviews of quarterly financial information were $27,000 and all other fees were $7,430, including audit-related services of $2,930, and non-audit services of $4,500. Audit-related services generally include fees for review of a private placement memorandum.

     Ernst & Young LLP advised Centra that no member of that accounting firm has any direct or indirect material interest in Centra, or it subsidiary. A representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement and will respond to appropriate questions. The proxies will vote your proxy "FOR" the ratification of the selection of Ernst & Young LLP unless otherwise directed.

                  AMENDMENT OF THE INCENTIVE STOCK OPTION PLAN
                             (ITEM 3 ON PROXY CARD)

     In 1999, Centra's shareholders adopted the 1999 Stock Option Plan (the "SOP"). Pursuant to the terms of the SOP, a total of 480,000 shares of Centra Common Stock is authorized by the plan for option grants. The plan authorizes the bank Compensation Committee to grant options to full-time employees and directors of Centra and its subsidiaries. Centra's Board of Directors recommends that Centra's shareholders amend the SOP to increase the number of shares allocated under the plan for option grants from 480,000 to 800,000 to take into account the increase in the number of shares of Centra's common stock outstanding as the result of recent issuances of shares.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL. The enclosed proxy will be voted "FOR" the approval of the proposed amendment to the SOP unless otherwise directed. The affirmative vote by the holders of the majority of the shares of Centra common stock outstanding is required to approve the proposed amendment shares voted. Shares voted "ABSTAIN" and shares not voted will have the same effect as if the shares were voted against approval of the amendment.

                        FORM 10-KSB ANNUAL REPORT TO THE
                       SECURITIES AND EXCHANGE COMMISSION

     Centra has included a copy of Form 10-KSB in this package.

                               OTHER INFORMATION

     If either of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of Centra, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the annual meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.

                         SHAREHOLDER PROPOSALS FOR 2002

     Any shareholder who wishes to have a proposal placed before the next annual meeting of shareholders must submit the proposal to Timothy P. Saab, secretary of Centra, at its executive offices, no later than December 1, 2002, to have it considered for inclusion in the proxy statement of the annual meeting of 2002.

                                          Douglas J. Leech
                                          President and Chief Executive Officer

Morgantown, West Virginia
May 28, 2002

                        CENTRA FINANCIAL HOLDINGS, INC.

       990 ELMER PRINCE DRIVE - P.O. BOX 656 - MORGANTOWN, WEST VIRGINIA
                          26507-0656 - (304) 598-2000

                                     PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

               THE ANNUAL MEETING OF SHAREHOLDERS, JUNE 18, 2002

    Timothy P. Saab and Kevin D. Lemley, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in Centra Financial Holdings, Inc., at the Annual Meeting of Shareholders to be held June 18, 2002, and any adjournment thereof.

    Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the proxy statement of Centra Financial Holdings, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this proxy shall be voted in accordance with recommendations of the board of directors.

               PLEASE MARK YOUR VOTE IN BOX USING DARK INK ONLY.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                                                                     FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT*
                                                                     -------    ------------    ---------------
                                                                         (EXCEPT NOMINEE(S) WRITTEN BELOW)


1.   Election of directors for the terms specified in the proxy
     statement:                                                       [ ]          [ ]               [ ]
       Arthur Gabriel
       Milan Puskar
     ------------------------------------------------
     * (Except Nominee(s) written above.)

                 (Continued and to be signed on reverse side.)

                                                                     FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT*
                                                                     -------    ------------    ---------------


2.   Ratify the selection of Ernst & Young LLP as independent
     auditors for 2002:                                               [ ]          [ ]               [ ]
3.   To approve the amendment of the 1999 Stock Option Plan to
     increase the number of shares allocated to stock options
     from 480,000 to 800,000:                                         [ ]          [ ]               [ ]
4.   To transact such other business as may properly come before
     the meeting or any adjournments thereof:                         [ ]          [ ]               [ ]

Dated: ___________________________, 2002

                                            -------------------------------

                                            -------------------------------

                                                     Signature(s)

                                            When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title. If more
                                            than one trustee, all should sign.

               PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE.